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                                                         SEC FILE NOS. 033-02610
                                                                       811-04530


                               THE MAINSTAY FUNDS

      Supplement Dated May 17, 2004 to the Prospectus Dated March 1, 2004

Effective May 17, 2004, this Supplement updates certain information contained in the above-dated Prospectus ("Prospectus") of The MainStay Funds ("Trust"). You may obtain a copy of the Prospectus or the Trust's Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-MAINSTAY (1-800-624-6782), by visiting the Trust's website at www.mainstayfunds.com, or by writing to NYLIFE Distributors LLC, attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

A. High Yield Corporate Bond Fund Effective August 1, 2004, the MainStay High Yield Corporate Bond Fund ("Fund") will impose a 2.00% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of purchase. The redemption fee is designed to offset the costs associated with short-term trading in and out of the Fund. For purposes of determining whether the redemption fee applies, shares held longest will be treated as being redeemed first. The redemption fee is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund.
    For more information regarding the redemption fee, please see the section entitled, "Information on Fees-Redemption Fee" on page 112 of the Prospectus.

    1. The table "Fees and Expenses of the Fund-Shareholder Fees" on page 65 of the Prospectus is supplemented by adding the following information below "Exchange Fee" and renumbering the remaining footnotes accordingly:

                                       Class A    Class B    Class C   Class I
    Redemption Fee(2)                   2.00%      2.00%     2.00%     2.00%
    (as a % of redemption proceeds)

    2 The redemption fee applies to certain redemptions (including exchanges) of Fund shares made within 60 days of purchase. The fee, where applicable, is deducted from your redemption proceeds and is payable to the Fund. This fee is to ensure that the portfolio trading costs are borne by investors making short-term transactions and not by long-term shareholders in the Fund. Please see "Redemption Fee" for additional information.

2. References to the redemption fee in footnote 4 to the table "Summary of Important Differences Among Share Classes" on page 104 of the Prospectus and under the section "Information on Fees-Redemption Fee" on page 112 are hereby supplemented by including reference to a redemption fee of 2.00% on redemptions (including exchanges) of the High Yield Corporate Bond Fund made within 60 days of purchase, effective August 1, 2004.

B. Small Cap Value Fund
   --------------------
   At a meeting held on March 8, 2004, the Board of Trustees of the Trust unanimously approved a proposal to replace Dalton, Greiner, Hartman, Maher & Co. ("Dalton, Greiner") as the Subadvisor to the Small Cap Value Fund
   ("Fund") with MacKay Shields LLC ("MacKay Shields").  The Board has approved a sub-advisory agreement between New York Life Investment Management LLC ("NYLIM") and MacKay Shields ("Agreement") that provides for substantially the same terms and conditions as the previous sub-advisory agreement with Dalton, Greiner. The Agreement will become effective upon its approval by the Fund's shareholders. A special meeting of shareholders for the purpose of approving the Agreement is expected to be held on June 16, 2004. If not approved by shareholders, the Interim Sub-Advisory Agreement with Dalton, Greiner currently in place on behalf of the Fund will terminate on July 5, 2004, and NYLIM will manage the Fund until the Board considers such further action as it may determine to be in the best interests of the Fund's shareholders.
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                                                         SEC FILE NOS. 033-02610
                                                                       811-04550


A. Common Stock Fund
   -----------------
   The last bullet point under the section entitled "Investment Process" on page 14 of the Prospectus is replaced in its entirety with the following:

      o NYLIM uses a bottom up approach that assesses stocks based on their individual strengths, rather than focusing on the underlying sectors/industries of those stocks or on general economic trends.

B. Total Return Fund
   -----------------
   The second paragraph under the section entitled "Investment Process - Debt Investments" on page 82 of the Prospectus is replaced in its entirety with the following:

      In addition, the Fund may purchase high-yield bonds and other debt securities rated below investment grade that the Fund's Subadvisor believes may provide capital appreciation in addition to income.

C. Research Value Fund
   -------------------
   The portfolio managers for the Research Value Fund as listed on page 131 of the Prospectus are hereby deleted and replaced with Joel Heymsfeld. Mr. Heymsfeld's biography is as follows:

      Joel Heymsfeld Mr. Heymsfeld began his tenure with Merrill Lynch, an affiliate of Mercury, in 1967 and has been a portfolio manager since 1976. He was promoted to Senior Portfolio Manager in 1985 and manages portfolios for institutions and high net worth individuals. He earned a B.A. in American History from Columbia University and an M.B.A. in Finance from the University of Michigan.